EXHIBIT 10.19


                                RSI SYSTEMS, INC.

                            SELLING AGENCY AGREEMENT

                  MINIMUM OFFERING: $1,500,000 OF COMMON STOCK

                  MAXIMUM OFFERING: $3,250,000 OF COMMON STOCK


Miller Johnson & Kuehn Incorporated                       Minneapolis, Minnesota
5500 Wayzata Boulevard                                         December 29, 1997
Suite 800 - 8th Floor
Minneapolis, MN 55416

Gentlemen:

         The undersigned, RSI Systems, Inc., (the "Company") hereby confirms its agreement with you (the "Selling Agent") as follows:

         1. DESCRIPTION OF OFFERING. The Company proposes to offer and sell to private investors through you, as its exclusive agent (the "Offering"), a minimum of $1,500,000 of Common Stock (the "Minimum Offering") and a maximum of $3,250,000 of Common Stock (the "Maximum Offering"). The shares of Common Stock (the "Shares") will be sold at a per share price of $1.65. Purchases will be made pursuant to a Subscription Agreement between the Company and each investor. The terms of the Subscription Agreement shall be reasonably acceptable to the Company and the Selling Agent.

         2. APPOINTMENT OF AGENT. On the basis of the warranties, representations and agreements of the parties hereto, the Company hereby appoints the Selling Agent, and the Selling Agent hereby accepts such appointment, to act as the Company's exclusive agent in connection with the offer and sale of the Shares to private investors, on a best efforts basis. The Selling Agent will use its best efforts to sell the Shares, but there is no commitment by the Selling Agent to purchase or sell all or any of the Shares. The Selling Agent may utilize the services of sub-agents, but the use of sub-agents shall not increase the compensation payable by the Company hereunder.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Selling Agent as follows:

                  (a) The Company will prepare a disclosure document or package consisting of a description of the Offering, intended use of the proceeds from the Offering, recent developments and risk factors regarding the Company, and other information including the Company's most recent annual report on Form 10-KSB, the Company's most recent

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         quarterly report on Form 10-QSB, the Company's most recent definitive
         Proxy Statement and the Company's press releases released since January 1, 1997 (which, together with any supplements or amendments thereto including any documents incorporated by reference therein is herein defined as the "Disclosure Package"). The Company will also prepare and file a Form D, if applicable, with the Securities and Exchange Commission (the "Commission"). The Disclosure Package and Form D will be subject to your approval, which will not be unreasonably withheld. The Company has not taken, or omitted to take, any action and will not take, or omit to take, any action which would have the result of making the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") or Regulation D thereunder unavailable for the offer and sale of the Shares. The Company and the Selling Agent shall mutually determine whether to issue a press release under Rule 135c of the Securities Act and the contents of such release.

                  (b) As of the commencement date of the Offering and until and as of the date of any Closing (as hereinafter defined), the Disclosure Package will (i) fairly present all material information regarding the Company; and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that the representations and warranties in this paragraph shall not apply to statements or omissions made in reliance upon written information furnished to the Company by the Selling Agent expressly for use in preparation of the Disclosure Package.

                  (c) The financial statements (including all related schedules and notes) set forth in the Disclosure Package will fairly present the financial condition and results of operations of the Company as of the dates and for the periods indicated; such statements will have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated; and, in the event the Disclosure Package shall include a report of a public accountant, such report shall be by an independent public accountant within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder.

                  (d) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority to own its properties and conduct its business, as will be described in the Disclosure Package. The Company has no subsidiaries.

                  (e) The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or leasing of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a material, adverse effect on the Company's business.

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                  (f) The Company has full legal power, right and authority to enter into this Agreement and the Agent's Warrant (as defined herein). This Agreement and such Agent's Warrant have been duly authorized, and this Agreement has been and as of the date of Closing such Agent's Warrant will be executed and delivered on behalf of the Company and this Agreement is, and such Agent's Warrant when delivered will be, the valid and binding obligation of the Company, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, to the exercise of judicial discretion as to the availability of equitable remedies such as specific performance and injunction and subject, as to enforcement of the indemnification provisions, to limitations under applicable securities laws.

                  (g) The Shares, when issued and delivered to the purchasers against payment therefor in accordance with the Purchase Agreement, will conform in all material respects to all statements made in relation thereto contained in the Disclosure Package, and will be validly issued, fully paid and non-assessable.

         4. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees as follows:

                  (a) The Company will promptly deliver to the Selling Agent and its counsel a number of copies of the Disclosure Package and each amendment or supplement thereto as may reasonably be requested by the Selling Agent. The Selling Agent is authorized on behalf of the Company to use and distribute copies of the Disclosure Package in connection with the sale of the Shares as, and to the extent, permitted by this Agreement and Federal and applicable state securities laws.

                  (b) The Company will promptly notify the Selling Agent, by telephone and in writing of (i) the issuance of any stop order suspending the sale of securities of the Company, or of the institution or notice of intended institution of any action or proceeding for that purpose and (ii) any other communication directed to and received by the Company by any public authority relating to the possible suspension of the qualification of the offer and sale of the securities of the Company in any state.

                  (c) Until the Closing (as hereinafter defined) of the Maximum Offering or the earlier termination of this Agreement, if any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Selling Agent, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or the Selling Agent, to supplement or amend the Disclosure Package in order to make the Disclosure Package not misleading in light of the circumstances existing at the time it is delivered to a purchaser of the Shares, the Company will forthwith prepare an amended or supplemented Disclosure Package (in form satisfactory to counsel for the Selling Agent) so that the amended or supplemented Disclosure Package will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Disclosure Package is delivered to such purchaser, not misleading.

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                  (d) The Company shall pay, or cause to be paid, all expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the delivery of the Shares; the fees and expenses of counsel and accountants for the Company; the cost of filing the Form D and amendments thereto; and the cost of all blue sky filings, including legal expenses related thereto. The payment of all such fees and expenses shall not be conditioned upon the sale of any Shares. The Company shall also pay to the Selling Agent a nonaccountable expense allowance equal to 1% of the gross proceeds from the sale of the Shares (including Shares for which no commission is paid or a reduced commission is paid) and, at each Closing hereunder, the fees and expenses of counsel to the Selling Agent. If no Closing is held prior to the termination of this Agreement, then promptly after any such termination the Company shall pay the actual expenses of the Selling Agent and the fees and expenses of its counsel.

                  (e) The Company will apply the net proceeds from the sale of the Shares substantially in the manner set forth in the Disclosure Package.

                  (f) Within thirty (30) days of the final Closing, the Company shall file a registration statement covering the resale of the Shares in accordance with the provisions of Exhibit A attached hereto. In the event that (i) the Company shall fail to file with the Commission the Registration Statement described in Exhibit A (the "Registration Statement") by the thirtieth day after the final Closing hereunder;
         (ii) the Company shall fail to use its diligent, good faith efforts to have the Registration Statement declared effective by the Commission; or (iii) the Registration Statement is not declared effective by the ninetieth day after the final Closing hereunder, then, on the date of the first to occur of (i), (ii) or (iii) above (the "Extra Warrant Date") and on each monthly anniversary of the Extra Warrant Date thereafter until the earlier of the effective date of the Registration Statement ("Effective Date") or the twentieth monthly anniversary of the Extra Warrant Date, the Company shall issue to each investor in the offering warrants ("Extra Warrants") to purchase a number of shares of common stock equal to 5% of the number of Shares purchased by such investor in the offering. Each Extra Warrant shall be substantially in the form of the Agent's Warrant attached hereto as Exhibit F. Each Extra Warrant shall entitle the holder thereof to purchase one share of common stock during the five-year period commencing on the date of issuance. The exercise price of the Extra Warrants shall be equal to the price per share paid by such investor hereunder. The exercise price and number of Extra Warrants shall be subject to adjustment in the event of a merger, acquisition, recapitalization or stock split or reverse stock split of shares of the Company, the issuance by the Company of a stock dividend or any similar event. Upon issuance of the Extra Warrants, the Company shall include the shares underlying the Extra Warrants in the registration pursuant to the Registration Statement.

         5. OFFERING PERIOD. Subject to applicable law, the Selling Agent shall commence the offer and sale of the Shares to investors on or as soon as is reasonably practicable following the date hereof and, unless otherwise terminated hereunder shall continue to offer and sell the Shares to investors until the earlier of (i) the date on which all of the Shares are sold, (ii) February 27, 1998 (unless extended up to 60 days by the Company and the Selling Agent at their discretion and without notice to investors); (iii) such earlier date as the Selling Agent and the Company mutually

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agree to terminate the offering; or (iv) on such date as the Selling Agent terminates its obligations under this Agreement as provided in Section 11 hereof. "Termination Date," as used herein, shall refer to the date on which the offering is terminated in accordance with the preceding sentence. In the event of any such termination, the parties shall have no further obligations to each other except (i) as set forth in Section 4(d) hereof and (ii) with respect to provisions which survive termination of this Agreement.

         6. DELIVERY; PAYMENT AND CLOSING.

                  (a) A closing of the sale of Shares shall be held as soon as practicable after the Minimum Offering has been sold at a mutually agreeable time at the offices of Leonard, Street and Deinard Professional Association, Minneapolis, Minnesota, unless some other time and place is mutually agreed upon by the Company and the Selling Agent. It is anticipated that such closing will be held no later than January 6, 1998. Additional closings may be held from time to time until the maximum number of Shares are sold (in any such case, a "Closing.")

                  (b) All checks and other funds received by the Selling Agent in subscription for the Shares shall be held by Selling Agent in accordance with Rule 15c2-4 under the Exchange Act until the Closing of the sale of such Shares. If the Minimum Offering has not been subscribed for on or before February 27, 1998 (unless extended up to 60 days by the Company and the Selling Agent), then all sums so held shall be returned to the subscribers thereof, without interest or deduction. All subscriptions are subject to the reasonable approval of the Company.

         7. CONDITIONS TO CLOSING. The obligation of the Selling Agent to close the Offering shall be conditioned upon the satisfaction of the following at each
Closing:

                  (a) The receipt by the Selling Agent of an opinion of counsel to the Company, in the form of Exhibit B hereto.

                  (b) The receipt by the Selling Agent of a certificate of the President and Chief Financial Officer of the Company, stating that the representations and warranties contained in Section 3 hereof are true and correct in all respects as of the date of the Closing, that the Company has performed all of its agreements and obligations to be performed under this Agreement and that the Disclosure Package, as of the date of Closing, contains all material statements which are required to be made therein, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, substantially in the form attached hereto as Exhibit C, and acceptable to the Selling Agent.

                  (c) The receipt by the Selling Agent of a certificate of the Secretary of the Company substantially in the form attached hereto as Exhibit D, and acceptable to the Selling Agent.

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                  (d) The receipt by the Selling Agent of a certificate of the
         Company substantially in the form attached hereto as Exhibit E, and acceptable to the Selling Agent.

                  (e) The receipt by Selling Agent of the commissions and warrants referred to in Section 8 hereof.

                  (f) Such other documents, opinions and certificates as the Selling Agent may reasonably request.

         The obligation of the Company to close the Offering shall be conditioned upon the satisfaction of the following at each closing:

                  (a) At each Closing, the receipt by the Company of payment in full of the proceeds from the sale of the Shares.

                  (b) The receipt by the Company of executed copies of all Subscription Agreements received by the Selling Agent from subscribers acceptable to the Selling Agent (it being understood that the Selling Agent and the Company have the right to reject any subscriptions in whole or in part), for review and acceptance by the Company.

                  (c) The receipt by the Company of a certificate of the Selling Agent substantially in the form attached hereto as Exhibit H, and acceptable to the Company.

         8. SALES COMMISSIONS.

                  (a) At each Closing, and conditioned thereon, the Selling Agent shall receive from the Company as a commission 10% of the gross proceeds received from the sale of the Shares at such Closing. The commissions shall be payable to or upon the order of the Selling Agent in immediately available Minneapolis funds and may together with any expense allowance or payment due hereunder, at the option of the Selling Agent, be netted against the gross proceeds to be delivered by the Selling Agent to the Company. Notwithstanding the foregoing, (i) the Selling Agent shall receive a 5% commission with respect to sales to persons listed on Schedule 1 hereto and (ii) shall receive no commission with respect to sales to the current members of the Company's Board of Directors.

                  (b) If, during the period commencing on the Termination Date, as defined herein, and ending on the first anniversary thereof, the Company shall sell any securities (including, but not limited to, shares of common stock, debentures or warrants) to any purchaser who was contacted by the Selling Agent in connection with the offer and sale of the Shares, the Selling Agent shall be entitled to receive upon the sale of such securities a commission consisting of a cash amount equal to 10% of the purchase price paid for such securities by such purchaser (5% if such person is listed on Schedule 1 hereto and no commission if such person is a director on the date hereof). Upon any termination of this Agreement, the Selling Agent will provide the Company with a list of persons and entities whom the Selling Agent contacted.

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                  (c) At each Closing, for the sum of $50.00 the Selling Agent shall receive a warrant (the "Agent's Warrant") to purchase a number of shares of the Company's common stock equal to 10% of the total number of Shares which have been sold in the Offering (including Shares for which no commission has been paid), in the form of Exhibit F hereto with an exercise price per share equal to the per share price paid by investors at such Closing. The Agent's Warrant shall be exercisable for a period of ten years from the date of the Closing subject to the exceptions contained therein.

         9. INDEMNIFICATION.

                  (a) The Company shall indemnify and hold harmless the Selling Agent, and each person who controls (as such term is defined by Rule 405 under the Securities Act) the Selling Agent within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint and several, to which the Selling Agent or such controlling persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Package, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Agent and each such controlling person for any legal or other expenses reasonably incurred by such Selling Agent or such controlling person (including in settlement of any litigation, if such settlement is effected with the written consent of the Company) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Agent specifically for use in the preparation of the Disclosure Package or any additions or supplements thereto. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) The Selling Agent will indemnify and hold harmless the Company, each person who controls (as such term is defined under Rule 405 under the Securities Act) the Company within the meaning of the Securities Act, each of its directors, and each of its officers, against any losses, claims, damages or liabilities, joint and several, to which the Company, any such controlling person, director or officer may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in the Disclosure Package or any additions or supplements thereto, or such amendment or such supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Agent specifically for use in the preparation thereof; and will

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         reimburse the Company, any such controlling person, director or officer for any legal or other expenses reasonably incurred by them (including in settlement of any litigation, if such settlement is effected with the written consent of the Selling Agent) in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Selling Agent may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action by a third party, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify each indemnifying party in writing of the commencement thereof. The indemnification provided for in this Section 9 shall not be available to any party who fails to so notify each indemnifying party to the extent that the indemnifying party to whom notification was not given was unaware of the action to which the notification would have related and was prejudiced by the failure to notify; provided, however, that the omission to so notify each indemnifying party will not relieve any indemnifying party from any liability which it may have to any indemnified party otherwise than under this section. In case any such action is brought against any indemnified party, and it seeks or intends to seek indemnity from an indemnifying party and notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel chosen by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, if the defendants in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (but the indemnifying party shall not be liable for the expenses of more than one such separate counsel), to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless
         (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the above proviso or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement.

                  (d) As an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding as to which indemnification hereunder is sought,

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         commencing on the one hundred eightieth day after the service of a summons and complaint on the Selling Agent with respect to an action for which indemnification is sought, the Company will reimburse the Selling Agent on a monthly basis for all reasonable legal fees or other reasonable expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Selling Agent for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is ultimately held to have been improper, the Selling Agent shall promptly return it to the party or parties that made such payment, together with interest, determined on the basis of the base rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Norwest Bank Minnesota, N.A., ("Prime Rate"). Any such required interim reimbursement payments which are not made to the Selling Agent within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 9(a) or 9(b) is for any reason held, by a court of competent jurisdiction, to be unenforceable as to any party entitled to indemnity, the Company and the Selling Agent, or any controlling person of the foregoing, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the Selling Agent, or any controlling person of the foregoing, may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Agent on the other from the offering contemplated hereby or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Selling Agent on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Selling Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total sales commissions received by the Selling Agent. The relative fault of the Company, on the one hand, and of the Selling Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation or guilty of misstating or misrepresenting a material fact or failing to state a material fact shall be entitled to contribution, as to any liability arising from such fraudulent misrepresentation or omission, from any person who was not guilty of such fraudulent or other misrepresentation or omission.

         10. TERMINATION.

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                  Each party hereto shall have the right to terminate its
         obligations under this Agreement by giving notice to the other party as hereinafter specified at any time on or prior to the Closing if such other party shall have failed, refused or been unable, at or prior to the Closing, to perform any material agreement on its part to be performed; if there shall have been a breach of any material warranty or representation of such other party contained herein, or because any other material conditions of the terminating party's obligations set forth herein are not fulfilled. Any such termination shall be without liability of any party to any other party, except for the Company's obligations under Section 4(d) hereof.

         11. REPRESENTATIONS AND AGREEMENTS TO SURVIVE. The respective covenants, agreements, representations and warranties of the Company and the Selling Agent hereunder, as set forth in, or made pursuant to this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any such party or any of its directors or officers or any controlling person, and shall survive delivery of and payment for the Shares for the statutory statute of limitations time period; and the indemnification agreements contained in Section 10 shall also survive any termination of this Agreement.

         12. NOTICES. Except as otherwise expressly provided in this Agreement or duly noticed hereunder, all notices and other communications hereunder shall be in writing and, if given to the Selling Agent, shall be mailed, delivered or telegraphed and confirmed to Miller Johnson & Kuehn Incorporated, 5500 Wayzata Boulevard, Suite 800 - 8th Floor, Minneapolis, Minnesota 55416, Attention: David
B. Johnson, with a copy to its counsel, Leonard, Street and Deinard, 150 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, Attention: Mark S. Weitz or, if given to the Company, shall be mailed, delivered or telegraphed and confirmed to RSI Systems, Inc., 7400 Metro Boulevard, Edina, Minnesota 55439,
Attention: Donald Lies, with a copy to its counsel, Hinshaw & Culbertson, 222 South Ninth Street, Minneapolis, MN 55402, Attention: Robert Ribeiro.

         13. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the successors of the Selling Agent and of the Company. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their successors, and the controlling persons and directors and officers referred to in Section 10 hereof, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision hereof. The term "successors" shall not include any purchaser of the Shares merely by reason of such purchase. No subrogee of a benefited party shall be entitled to any benefits hereunder.

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         If the foregoing expresses our agreement with you, kindly confirm by signing the acceptance on the enclosed counterpart hereof and return the same to us, whereupon this letter and your acceptance shall become and constitute a binding agreement between the Company and the Selling Agent in accordance with its terms.

                                        Very truly yours,

                                        RSI SYSTEMS, INC.


                                        By
                                           -------------------------------------
                                           Donald Lies, President

         The terms set forth in the foregoing Selling Agency Agreement between RSI Systems, Inc. and Miller Johnson & Kuehn Incorporated are hereby accepted and confirmed.

MILLER, JOHNSON & KUEHN INCORPORATED



By
   ----------------------------------
   David B. Johnson, Vice President

                                                                       Exhibit A


                               REGISTRATION RIGHTS

         1. Required Registration.

         As soon as practicable but in no event later than the thirtieth day after the final Closing, the Company shall file a Registration Statement under the Securities Act covering the resale of the Shares purchased by persons in the Offering (the "Investors"), and will diligently proceed to use its diligent, good faith efforts to have such Registration Statement become effective with the Securities and Exchange Commission (the "Commission") as soon as possible thereafter and in any event no later than the ninetieth day after the final Closing.

         2. Registration - General Provisions.

         (a) Whenever the Company is required to effect the registration of Shares under the Securities Act, the Company will:

                  (i) Prepare and file with the Commission a registration statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become effective and remain effective until the earlier of the date on which (i) all Shares have been sold by the Investors or (ii) the Shares may be sold by the Investors without restriction pursuant to Rule 144(k) under the Securities Act;

                  (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period required by Section 2(a)(i) above;

                  (iii) provide Investors' counsel with reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

                  (iv) furnish to the Investors participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Investors and underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (v) use its diligent, good faith efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as any such Investor may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (vi) notify the Investors, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (vii) notify the Investors promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (viii) prepare and file with the Commission, promptly upon the request of any Investor, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Investor (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Investor;

                  (ix) prepare and promptly file with the Commission and promptly notify the Investors of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (x) advise the Investors, and the Investors' counsel, if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (xi) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of the Investors shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                  (xii) at the request of any such Investor, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investor or Investors making such request, covering such matters as such underwriters may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Investor or Investors making such request, covering such matters as such underwriters or Investors making such request may reasonably request.

         (b) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the Investors will pay the fees and expenses of any legal counsel the Investors may engage, as well as the Investors' proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

         (c) The Investors acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each Investor agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Investor notice of the suspension of the use of such prospectus and ending at the time the Company gives the Investor notice that the Investor may thereafter effect sales pursuant to such prospectus. The Investors shall comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with the use of such prospectus forming a part of the Registration Statement.

         (d) The Company hereby indemnifies the holder of the Shares, its officers and directors, and any person who controls such holder within the meaning of Section 15 of the Securities Act of 1933, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein, and each such holder severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any material untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

                                                                       Exhibit B

                        MATTERS TO BE COVERED IN OPINION
                                OF RSI'S COUNSEL


         (1) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Minnesota; has the requisite corporate power to own, lease and operate its properties and conduct its business as described in the Disclosure Package; and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on its business;

         (2) The Company has the corporate power to enter into the Selling Agency Agreement, and the Selling Agency Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

         (3) The number of shares authorized and the number of outstanding shares of capital stock of the Company set forth in the Disclosure Package under the caption "Description of Shares" are correct as of the date of the Disclosure Package and as of the date hereof.

         (4) All outstanding capital stock of the Company has been duly authorized and validly issued, and is fully paid, and nonassessable.

         (5) To its knowledge, no preemptive rights, contractual or otherwise, of securities holders of the Company exist with respect to the issuance or sale of the Shares by the Company pursuant to this Agreement.

         (6) The Shares conform as to matters of law in all material respects to the description concerning them made in the Disclosure Package.

         (7) The Shares have been duly authorized and, upon delivery to the investors against payment therefor, will be validly issued, fully paid and nonassessable. The Agent's Warrants have been duly authorized and are the valid and binding obligation of the Company, enforceable in accordance with their terms, and a sufficient number of shares of the Company's common stock has been reserved for the issuance upon exercise of the Agent's Warrants and the shares of common stock to be issued upon exercise of the Agent's Warrants, upon delivery on exercise and payment therefor, will be validly issued, fully paid and nonassessable.

         (8) To its knowledge, the execution, delivery, and performance of the Agreement will not violate or conflict with the charter or bylaws of the Company, nor will the execution, delivery and performance of the Agreement be in material contravention of any of the provisions of any note, indenture, mortgage, deed of trust, joint venture agreement, agreement or other instrument known to such counsel to which the Company is a party or by which it is bound and which is material to the business of the Company as a whole, or of any material law, rule or regulation of the United States or the State of Minnesota or any order, writ, injunction or decree of any government, governmental agency, or court having jurisdiction over the Company or any of its properties.

         (9) To its knowledge, (A) there are no material statutes, agreements, contracts, leases, or other documents or material legal or governmental proceedings of a character required by the Act and the Rules and Regulations to be described or referred to in the Disclosure Package which are not so described and (B) all descriptions of legal or governmental proceedings and of agreements, contracts and leases contained in the Disclosure Package constitute fair and accurate summaries of such proceedings, agreements, contracts and leases and fairly present the information called for with respect to the same.

         (10) No authorization, approval or consent of any governmental authority or agency is necessary in connection with any issuance and sale of the Shares, as contemplated under the Agreement, except such as may be required under the Act or under state or other securities laws in connection with any purchase and distribution of such securities by the Selling Agent.

         (11) Assuming the accuracy of the representations and warranties of the purchasers in the Subscription Agreements, the offer and sale of the Shares are exempt from registration under the Securities Act of 1933.

         (12) To its knowledge, the Company is not in default of its charter or bylaws or of any material agreements to which the Company is a party.

         (13) Although it is not opining as to, and cannot guarantee the accuracy and completeness of the statements contained in the Disclosure Package, in the course of its representation of the Company nothing has come to its attention which causes it to believe that the Disclosure Package (except as to the financial statements and supporting financial data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such statement does not require any statement concerning statements in, or omissions from, the Disclosure Package which are based upon and conform to written information furnished to the Company by the Selling Agent.

                                                                       Exhibit C

                              OFFICERS' CERTIFICATE

                                   CERTIFICATE
                                       OF
                             CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER


         Pursuant to Section 7(b) of the Selling Agency Agreement, dated December ___, 1997, (the "Agency Agreement") between RSI Systems, Inc. (the "Company") and Miller, Johnson & Kuehn, Incorporated, the undersigned, being the duly elected Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify that:

         1. Each of the representations and the warranties of the Company set forth in Section 3 of the Agency Agreement are true and correct on this date as if made by the Company on this date.

         2. The Company has performed all of its agreements and obligations to be performed on or prior to the Closing under the Agency Agreement.

         3. The Disclosure Package of the Company, dated ____________, 1997, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Dated: ____________, 1997


                                            ------------------------------------

                                            Chief Executive Officer



                                            ------------------------------------

                                            Chief Financial Officer

                                                                       Exhibit D


                             SECRETARY'S CERTIFICATE


         I, ______________________, the duly elected and acting Secretary of RSI Systems, Inc., a Minnesota corporation (the "Company"), do hereby certify as follows:

         1. Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Company, as amended. There have been no amendments to such Articles of Incorporation of the Company and no amendments have been authorized or contemplated as of the date hereof.

         2. Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of the Company.

         3. Attached hereto as Exhibit C is a true, correct and complete copy of resolutions duly adopted by unanimous written action of the Board of Directors of the Company, effective _______________, 1997, which resolutions have not been amended or repealed and are in full force and effect on the date hereof.

         4. The following persons are the duly qualified and acting officers of the Company duly elected or appointed to the offices set forth opposite their respective names, and the signatures set forth opposite their names are their true and genuine signatures:

         Name                     Office                      Signature
         ----                     ------                      ---------

                     President and Chief Executive
                     Officer                           _________________________

                     Treasurer and Chief Financial
                     Officer                           _________________________

                     Secretary                         _________________________

         IN WITNESS WHEREOF, I have executed this Certificate the ____ day of _________, 1997.


                                             ___________________________________

                                             ___________________, Secretary



         I, _______________________, do hereby certify that I am the duly elected, qualified and acting President and Chief Executive Officer of the Company, and do further certify that ____________________, is the duly elected, qualified and acting Secretary of the Company and that the foregoing signature is his true and genuine signature.



Dated: ____________, 1997

       _________________________________

                                                                       Exhibit E

                           ISSUER BAD BOY CERTIFICATE

         1. Neither the Issuer, any of its predecessors nor any affiliated issuer:

                  (a) has filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act of 1933 (the "1933 Act") or is the subject of any refusal order or stop order thereunder within the past five years;

                  (b) is subject to any pending proceeding under Rule 258 promulgated under the 1933 Act or any similar rule adopted under Section 3(b) of the 1933 Act, or to an order entered thereunder within the past five years;

                  (c) has been convicted within the past five years of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the United States Securities and Exchange Commission (the "SEC");

                  (d) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary restraining or enjoining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC; or

                  (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

         2. None of the Issuer's directors, officers, general partners, or beneficial owners of 10% or more of any class of its equity securities ("Beneficial Owner" means a person having the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), nor any of its promoters presently connected with it in any capacity:

                  (a) has been convicted within the past ten years of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                  (b) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                  (c) is subject to an order of the SEC entered pursuant to
Section 15(b), Section 15(B)(a) or 15(B)(c) of the Securities Exchange Act of 1934 (the "1934 Act"); or is subject to an order of the SEC entered pursuant to
Section 203(e) or (f) of the Investment Advisors Act of 1940;

                  (d) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the 1934 Act, an association registered as a national securities association under Section 15A of the 1934 Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or

                  (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a restraining order or preliminary injunction entered under Section 3005 of Title 39, United States Code.

         3. Neither the Issuer, any of its predecessors or any affiliated issuer nor any of the Issuer's affiliates, directors, officers, general partners, Beneficial Owners of 10% or more of any class of the Issuer's equity securities or promoters presently connected with the Issuer in any capacity:

                  (a) has filed a registration statement which (i) is the subject of a currently effective stop order or refusal order entered pursuant to any state's law within the past five years, (ii) is the subject of an effective order entered against the Issuer, its officers, directors, general partners, controlling persons or affiliates, pursuant to any state's law within the past five years denying effectiveness to or suspending or revoking the effectiveness of the registration statement or (iii) is the subject of any pending proceeding or examination under the securities laws of any jurisdiction;

                  (b) has been convicted within the past ten years of any felony or misdemeanor in connection with the offer, purchase or sale of any security, franchise or commodity or involving the making of any false filing relating to any security or offering or any felony or misdemeanor involving fraud, deceit or intentional wrongdoing, including but not limited to forgery, embezzlement, obtaining money under false pretenses, larceny, conspiracy to defraud, racketeering or a transaction in securities, or of which fraud is an essential element;

                  (c) is subject to any state's administrative or enforcement order or judgment procured or entered by the state's securities administrator within the past five years or is subject to any state's administrative or enforcement order or judgment in which fraud, deceit or intentional wrongdoing, including but not limited to making untrue statements of material facts or omitting to state material facts, was found or upon which such order or judgment was based and the order or judgment was entered within the past five years;

                  (d) is subject to (i) any state's administrative or enforcement order or judgment which (A) prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities or (B) prohibits the transaction of business by such party as a securities broker-dealer or securities agent or (ii) any pending proceeding in any jurisdiction relating to the exemption from registration of any security or offering;

                  (e) is subject to any order, judgment or decree of any court of competent jurisdiction entered within the past five years temporarily, preliminary or permanently restraining or enjoining such party from engaging in or continuing any conduct or practice (including making use of any exemption) in connection with the offer, purchase or sale of any security or commodity or involving the making of any false filing whether or not relating to any security or offering, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment advisor;

                  (f) is subject to an order, judgment or decree of a court of competent jurisdiction entered within the past five years, enjoining or restraining such party from engaging in or continuing any conduct or practice in connection with the sale or purchase of securities, or involving fraud, deceit or racketeering;

                  (g) has been subject to any state administrative order or judgment in connection with the purchase or sale of securities entered within the past five years;

                  (h) is subject to an order of the SEC denying or revoking registration as a broker or dealer in securities under the 1934 Act, or is subject to an order denying or revoking membership in a national securities association registered under the 1934 Act, or has been suspended for a period exceeding six months or expelled from membership in a national securities registered under the 1934 Act.

         4. If subject to the requirements of Sections 13, 14, or 15(d) of the 1934 Act, the Issuer has filed all reports required by those sections during the past 12 calendar months (or for such shorter period that the Issuer was required to file such reports).

                                      RSI SYSTEMS, INC.


                                      By:  _____________________________________
                                      Its: _____________________________________

                                                                       Exhibit F

                              COMMON STOCK WARRANT

                              To Purchase _________
                            Shares of Common Stock of

                                RSI Systems, Inc.

                                ___________, 1997


         THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

         THIS CERTIFIES THAT, in consideration for $50.00 and other valuable consideration, Miller, Johnson & Kuehn, Incorporated ("MJK") or its registered assigns is entitled to subscribe for and purchase from RSI Systems, Inc. (the "Company"), a Minnesota corporation, at any time after the date hereof to and including the Expiration Date (as defined in Section 1 hereof), ________________________ (_______) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value, at a price of $_______ per share:

         This Warrant is subject to the following provisions, terms and conditions:

         1. Expiration; Exercise; Transferability.

                  (a) This Warrant may be exercised in whole or in part, at any time after the date hereof to and including the Expiration Date. As used herein "Expiration Date" shall mean _______, 2008.

                  (b) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of stock), by written notice of exercise in the form appended hereto delivered to the Company on or prior to the Expiration Date, ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it in full by certified or bank check or wire transfer of the purchase price for such shares.

                  (c) This Warrant may be transferred subject to the following conditions: (i) during the first year after the date of this Warrant, it may not be sold, transferred, assigned or hypothecated except to persons who are (x) both officers and shareholders of MJK, or (y) both officers and employees of MJK, and (ii) after such period, the Warrant shall be transferable without restriction, but subject to the opinion of counsel as provided by paragraph 7 herein that such transfer is not in violation of federal or state securities laws.

         2. Issuance of Shares. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been exercised by surrender of the Warrant and payment for the shares. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

                  Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

         3. Covenants of Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will upon receipt of payment therefor upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

         4. Anti-Dilution Adjustments. The above provisions are, however, subject to the following:

                  (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock. Upon each adjustment of the exercise price, the holder of this Warrant shall thereafter be entitled to purchase, at the exercise price resulting from such adjustment, the number of shares obtained by multiplying the exercise price immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

                  (b) No fractional shares of common stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

                  (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

                  Notwithstanding any language to the contrary set forth in this paragraph 4 (c), if an occurrence or event described herein shall take place in which the shareholders of the Company receive cash for their shares of common stock of the Company and a successor corporation or corporation purchasing assets shall survive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this Warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant. If such corporation refuses to so purchase this Warrant then the Company shall purchase the Warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding common stock of the Company shall receive as a result of the transaction multiplied by the number of shares covered by the Warrant, minus the aggregate exercise price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.

                  (d) Upon any adjustment of the Warrant purchase price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the

Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (e) If any event occurs as to which in the good faith determination of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of common stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

         5. Common Stock. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company; provided that the share purchasable pursuant to this Warrant shall include shares designated as common stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4 above.

         6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         7. Transfer of Warrant or Resale of Shares. In the event the holder of this Warrant desires to transfer this Warrant, or any common stock issued upon the exercise hereof, the holder shall provide the Company with a written notice describing the manner of such transfer in the form appended hereto and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification (under any Federal or State law), whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company; provided, that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act, as amended (the "Securities Act").

                  If, in the opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of common stock issued upon the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

         8. Registration Rights.

                  (a) If the Company proposes to claim an exemption under
Section 3(b) for a public offering of any of its securities or to register under the Securities Act (except by a claim of exemption or registration statement on Form S-8 or Form S-4 or any form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of common stock acquired upon the exercise of Warrants (the "Common Shares") of its intention to do so and, on the written request of any such registered holders given within twenty (20) days after receipt of any such notice, the Company will use its best efforts to cause all Common Shares which such holders shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares otherwise to be included pursuant to this Section in the underwritten public offering may be proportionately reduced to a number deemed satisfactory by the managing underwriter. Those shares which are thus excluded from the underwritten public offering shall be withheld from the market for a period, not to exceed 90 days from the effective date of the registration statement, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. All expenses of such offering, except the fees of special counsel to such holders and brokers' commissions or underwriting discounts payable by such holders, shall be borne by the Company.

                  (b) Further, on one occasion only upon request by the holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants who collectively (i) have the right to purchase at least 50% of the shares subject to the Warrants, (ii) hold directly at least 50% of the shares purchased under the Warrants, or (iii) have the right to purchase or hold directly an aggregate of at least 50% of the shares purchasable or purchased under the Warrants, the Company will promptly take all necessary steps, at the option of such holders, to register or qualify the sale of the Warrants or such shares by the holders thereof, under the Securities Act (and, upon the request of such holders, under Rule 415 thereunder) and such state laws as such holders may reasonably request; provided that (i) such request must be made by the Expiration Date; and (ii) the Company may delay the filing of any registration statement requested pursuant to this section to a date not more than ninety (90) days following the date of such request if in the opinion of the Company's principal investment banker at the time of such request such a delay is necessary in order not to adversely affect financing efforts then underway at the Company or if in the opinion of the Company such a delay is necessary or advisable to avoid disclosure of material nonpublic information. The costs and expenses directly related to any registration requested pursuant to this section, including but not limited to legal fees of the Company's counsel, audit fees, printing expense, filing fees and fees and expenses relating to qualifications under state securities or blue sky laws incurred by the Company shall be borne entirely by the Company; provided, however, that the persons for whose account the securities covered by such registration are sold shall bear the expenses of underwriting commissions applicable to their shares and fees of their legal counsel. If the holders of Warrants and the holders of shares of common stock underlying the Warrants are the only persons whose shares are included in the registration pursuant to this section, such holders shall bear the expense of inclusion of audited financial statements in the registration statement which are not dated as of the Company's normal fiscal year or are not otherwise prepared by the Company for its own business purposes. The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this paragraph for such period as may be necessary for the holders of the Warrants and such common stock to dispose thereof, and from time to time shall amend or supplement, at the holder's expense, the prospectus or offering circular used in connection therewith to the extent necessary in order to comply with applicable law.

                  If, at the time any written request for registration is received by the Company pursuant to this Section 8(b), the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 8(a) hereof rather than this Section 8(b), and the rights of the holders of Warrants and or shares issued upon the exercise of the Warrants covered by such written request shall be governed by Section 8(a) hereof.

                  The managing underwriter of an offering registered pursuant to this Section 8(b), if any, shall be selected by the holders of a majority of the Warrants and/or shares issued upon the exercise of the Warrants for which registration has been requested and shall be reasonably acceptable to the Company. Without the written consent of the holders of a majority of the Warrants and/or shares issued upon the exercise of the Warrants for which registration has been requested pursuant to this Section 8(b), neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Warrants and/or shares issued upon the exercise of the Warrants or require the exclusion of any portion of the Warrants and/or shares issued upon the exercise of the Warrants to be registered. Subject to the preceding sentence, shares to be excluded from an underwritten public offering shall be selected in the manner provided in Section 8(a) hereof.

                  (c) If and whenever the Company is required by the provisions of Sections 8(a) or 8(b) hereof to effect the registration of Warrants and/or shares issued upon the exercise of the Warrants under the Securities Act, the Company will:

                           (i) Prepare and file with the Securities and Exchange
                  Commission (the "Commission") a registration statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become and remain effective until the earlier of the date on which all the securities have been sold or the date the securities may be sold without restriction pursuant to Rule 144(k) under the Securities Act;

                           (ii) prepare and file with the Commission such
                  amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period required by Section 8(c)(i) above;

                           (iii) provide security holders' counsel with
                  reasonable opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

                           (iv) furnish to the security holders participating in
                  such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (v) use its diligent, good faith efforts to register
                  or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (vi) notify the security holders participating in
                  such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vii) notify such holders promptly of any request by
                  the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (viii) prepare and file with the Commission, promptly
                  upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrants or shares by such holder;

                           (ix) prepare and promptly file with the Commission
                  and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                           (x) advise such holders, promptly after it shall
                  receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                           (xi) not file any amendment or supplement to such
                  registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                           (xii) at the request of any such holder, furnish on
                  the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request.

                  (d) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the security holder will pay the fees and expenses of any legal counsel such holders may engage, as well as the holder's proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

                  (e) The holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each such holder agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the holder notice of the suspension of such prospectus and ending at the time the Company gives the holder notice that the holder may thereafter effect sales pursuant to such prospectus.

                  (f) The Company hereby indemnifies the holder of this Warrant and of any common stock issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of common stock within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of common stock expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

         9. Additional Right to Convert Warrant.

                  (a) If at any time the shares to be issued upon exercise of this Warrant cannot be immediately sold pursuant to an effective registration under the Securities Act, the holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this
Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                  (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Warrantholder will purchase pursuant to such conversion and (ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

                  (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

                  (d) "Fair Market Value" means, with respect to the Company's Common Stock, as of any date:

                           (i) if the Common Stock is listed or admitted to
unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                           (ii) if the Common Stock is not so listed or admitted
to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

                           (iii) if the Common Stock is not so listed or
admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

         IN WITNESS WHEREOF, RSI Systems, Inc. has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of 1998.

                                        RSI SYSTEMS, INC.

                                        By
                                           -------------------------------------

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)



RSI SYSTEMS, INC.

         The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ______________ shares of the Common Stock, $.01 par value, of RSI Systems, Inc. and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of _____________________________________ and be delivered to ______________________
whose address is ___________________________.




Dated: ________________             ____________________________________________
                                    (Signature must conform in all respects to the name of holder as specified on the face of the warrant)



                                    (Address)



                                    (City - State - Zip)

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)



         For value received, the undersigned hereby sells, assigns and transfers unto those individuals listed on Exhibit A, attached hereto, the right represented by the within warrant to purchase the number of shares opposite their names on the attached Exhibit A of Common Stock, $.01 par value, of RSI Systems, Inc. to which the within warrant relates, and appoints ______________________ attorney to transfer said right on the books of RSI Systems, Inc., with full power of substitution in the premises.




Dated: ________________                 MILLER, JOHNSON & KUEHN,
                                        INCORPORATED
                                        5500 Wayzata Blvd.
                                        Suite 800 - 8th Floor
                                        Minneapolis, MN 55416


                                        By _____________________________________


In the presence of:

_____________________________________

_____________________________________

                                CONVERSION NOTICE
              (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                     SET FORTH IN SECTION 9 OF THE WARRANT)


TO RSI SYSTEMS, INC.:

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 9 of such Warrant and to purchase _______________ shares of the Common Stock, of RSI Systems, Inc. The closing of this conversion shall take place at the offices of the undersigned on ____________________. Certificates for the shares to be delivered at the closing shall be issued in the name of ________________ whose address is
___________________________________________.




Dated: ________________             ____________________________________________
                                    (Signature must conform in all respects to the name of holder as specified on the face of the Warrant)



                                    (Address)



                                    (City - State - Zip)